UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 3, 2006
                                                         --------------

                         INTERSTATE BAKERIES CORPORATION
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                   1-11165                              43-1470322
-------------------------------------------------------------------------------
          (Commission File Number)           (IRS Employer Identification No.)

          12 East Armour Boulevard
            Kansas City, Missouri                         64111
-------------------------------------------------------------------------------
  (Address of Principal Executive Offices)             (Zip Code)

                                 (815) 502-4000
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

         As previously reported on a Current Report on Form 8-K filed on February 28, 2006, Interstate Bakeries Corporation (the "Company") filed an emergency motion (the "Motion") on that date in the United States Bankruptcy Court for the Western District of Missouri (the "Bankruptcy Court") seeking to preserve certain tax net operating loss carryforwards of the Company as described in the Motion. At a hearing on March 3, 2006, the Bankruptcy Court denied the Motion.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2006                       INTERSTATE BAKERIES
                                          CORPORATION


                                           By:  /s/ Ronald B. Hutchison
                                                ------------------------------
                                                Ronald B. Hutchison
                                                Executive Vice President and
                                                Chief Financial Officer